                                                                    EXHIBIT 99.8



CASE NAME:        KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS

CASE NUMBER:      401-40789-BJH-11

JUDGE:            BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ JOSEPH P. TOMCZAK                                   TREASURER
----------------------------------------    ----------------------------------
Original Signature of Responsible Party                   Title

JOSEPH P. TOMCZAK                                     MAY 2, 2001
----------------------------------------    ----------------------------------
Printed Name of Responsible Party                         Date


PREPARER:

/s/ DENNIS S. FAULKNER                             DEBTOR'S ACCOUNTANT
----------------------------------------    ----------------------------------
Original Signature of Preparer                            Title

DENNIS S. FAULKNER                                     MAY 2, 2001
----------------------------------------    ----------------------------------
Printed Name of Preparer                                  Date

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 1

CASE NUMBER:      401-40789-BJH-11


COMPARATIVE BALANCE SHEET



                                                  SCHEDULED            MONTH               MONTH
ASSETS                                              AMOUNT             FEB-01              MAR-01            MONTH
------                                            ---------            ------              ------            -----
1.      Unrestricted Cash (FOOTNOTE)                  41,421             41,529               1,483
2.      Restricted Cash
3.      Total Cash                                    41,421             41,529               1,483
4.      Accounts Receivable (Net)                 17,545,859         15,536,486           7,470,433
5.      Inventory                                 27,611,039         21,704,255          19,390,060
6.      Notes Receivable
7.      Prepaid Rent                                 236,697            236,245             236,093
8.      Other (Attach List)                          303,392            397,801             464,235
9.      Total Current Assets                      45,738,408         37,916,316          27,562,304
10.     Property, Plant & Equipment               22,049,500         22,050,042          22,049,500
11.     Less: Accumulated
        Depreciation/Depletion                    (6,151,901)        (6,316,718)         (6,485,448)
12.     Net Property, Plant & Equipment           15,897,599         15,733,324          15,564,052
13.     Due From Insiders
14.     Other Assets - Net of Amortization
        (Attach List)                              5,741,869          6,153,746           6,153,746
15.     Other (Attach List)                      100,961,429        108,257,291         116,823,646
16.     Total Assets                             168,339,305        168,060,678         166,103,748

POST PETITION LIABILITIES

17.     Accounts Payable                                              2,173,714           3,073,468
18.     Taxes Payable                                                   693,679             761,086
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                           5,176,106           3,742,032
23.     Total Post Petition Liabilities                               8,043,499           7,576,586

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                   75,885,064         63,113,388          63,113,388
25.     Priority Debt (FOOTNOTE)                   1,412,879
26.     Unsecured Debt                            19,966,456         19,418,510          19,418,510
27.     Other (Attach List)                      243,205,150        244,090,104         244,988,081
28.     Total Pre Petition Liabilities           340,469,549        326,622,002         327,519,979
29.     Total Liabilities                        340,469,549        334,665,501         335,096,565

EQUITY

30.     Pre Petition Owners' Equity                                (172,130,244)       (172,130,244)
31.     Post Petition Cumulative Profit Or
        (Loss)                                                       (5,525,420)         (7,913,414)
32.     Direct Charges To Equity (FOOTNOTE)                          11,050,841          11,050,841
33.     Total Equity                                               (166,604,823)       (168,992,817)
34.     Total Liabilities and Equity                                168,060,678         166,103,748

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                             SUPPLEMENT TO

CASE NUMBER:  401-40789-BJH-11                                 ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET



                                                     SCHEDULED             MONTH             MONTH
ASSETS                                                 AMOUNT              FEB-01            MAR-01             MONTH
------                                               ---------             ------            ------             -----
A.      Inventory Vendor Deposit                        130,000            224,409           224,409
B.      Leased Facility Deposit                         173,392            173,392           173,392
C.      Miscellaneous Prepaids                                                                66,434
D.
E.
TOTAL OTHER ASSETS -  LINE 8                            303,392            397,801           464,235

A.      Goodwill: Shepherd Products                   5,223,119          5,159,370         5,159,370
B.      Goodwill: DARCO                                 518,750            512,500           512,500
C.      Capitalized Lease (FOOTNOTE)                                       481,876           481,876
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14     5,741,869          6,153,746         6,153,746

A.      Intercompany Receivables (FOOTNOTE)         100,961,429        108,257,291       116,823,646
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                       100,961,429        108,257,291       116,823,646

POST PETITION LIABILITIES

A.      Accrued Liabilities (FOOTNOTE)                                     497,125         1,474,584
B.      Long Term Leases (FOOTNOTE)                                      1,139,156         1,137,805
C.      Accrued Interest: Bank                                               9,667             9,667
D.      Payroll                                                          3,530,159         1,119,976
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                         5,176,106         3,742,032

PRE PETITION LIABILITIES

A.      Interco.Payables (FOOTNOTE)                 114,705,150        115,590,104       116,488,081
B.      10 3/8% Senior Sub. Notes                   105,000,000        105,000,000       105,000,000
C.      Sr. Sub. Exchangeable Notes                  23,500,000         23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27     243,205,150        244,090,104       244,988,081

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 2

CASE NUMBER:  401-40789-BJH-11

INCOME STATEMENT



                                                           MONTH               MONTH                               QUARTER
REVENUES                                                   FEB-01              MAR-01             MONTH             TOTAL
--------                                                   ------              ------             -----             -----
1.    Gross Revenues                                     17,801,959           8,576,929                            26,378,888
2.    Less: Returns & Discounts                            (761,691)           (491,194)                           (1,252,885)
3.    Net Revenue                                        17,040,268           8,085,735                            25,126,003

COST OF GOODS SOLD

4.    Material                                           15,875,204           7,502,620                            23,377,824
5.    Direct Labor                                          990,318             624,450                             1,614,768
6.    Direct Overhead                                     1,083,604              12,500                             1,096,104
7.    Total Cost Of Goods Sold                           17,949,126           8,139,570                            26,088,696
8.    Gross Profit                                         (908,858)            (53,835)                             (962,693)

OPERATING EXPENSES

9.    Officer/Insider Compensation                           14,885              15,592                                30,477
10.   Selling & Marketing                                    24,064               6,497                                30,561
11.   General & Administrative                               63,447              90,336                               153,783
12.   Rent & Lease                                          526,422             286,646                               813,068
13.   Other (Attach List)                                 1,716,678             865,376                             2,582,054
14.   Total Operating Expenses                            2,345,496           1,264,447                             3,609,943
15.   Income Before Non-Operating
      Income & Expense                                   (3,254,354)         (1,318,282)                           (4,572,636)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)
17.   Non-Operating Expense (Att List)                    2,029,261             897,977                             2,927,238
18.   Interest Expense                                        2,828               3,006                                 5,834
19.   Depreciation/Depletion                                238,977             168,729                               407,706
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses                        (2,271,066)         (1,069,712)                           (3,340,778)

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                                  (5,525,420)         (2,387,994)                           (7,913,414)


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                          SUPPLEMENT TO

CASE NUMBER:    401-40789-BJH-11                              ACCRUAL BASIS - 2

INCOME STATEMENT



                                              MONTH            MONTH                             QUARTER
OPERATING EXPENSES                            FEB-01           MAR-01            MONTH            TOTAL
------------------                            ------           ------            -----           -------

A.    Payroll & Employee Benefits             918,390          208,836                          1,127,226
B.    Insurance                               267,714          259,019                            526,733
C.    Utilities & Telephone                   226,150          244,174                            470,324
D.    Taxes                                   304,424          153,347                            457,771
E.
    TOTAL OTHER OPERATING
      EXPENSES - LINE 13                    1,716,678          865,376                          2,582,054

OTHER INCOME & EXPENSES

A.
B.
C.
D.
E.
     TOTAL NON-OPERATING
      INCOME - LINE 16

A.    Interco. Asset Charge                   216,507                                             216,507
B.    Interco. Management Fee                 211,855          118,950                            330,805
C.    Interco. Royalty Fee                    565,996          282,998                            848,994
D.    Interco. Interest Expense               992,059          496,029                          1,488,088
E.    Accrued Liabilities                      42,844                                              42,844
     TOTAL NON-OPERATING
      EXPENSE - LINE 17                     2,029,261          897,977                          2,927,238
A.
B.
C.
D.
E.
   TOTAL OTHER EXPENSE - LINE
             21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.
        TOTAL OTHER
  REORGANIZATION EXPENSES -
         LINE 25

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40789-BJH-11



CASH RECEIPTS AND                                    MONTH              MONTH                            QUARTER
DISBURSEMENTS                                        FEB-01             MAR-01             MONTH          TOTAL
-------------                                        ------             ------             -----         -------
1.    Cash - Beginning Of Month                 SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured/Rental/Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                              SUPPLEMENT TO

CASE NUMBER: 401-40789-BJH-11                                  ACCRUAL BASIS - 3

                                                                    MARCH-01
                                                               -----------------


                                             KEVCO       KEVCO       KEVCO        KEVCO         KEVCO        KEVCO
                                            DIST LP      MFG.LP       MGMT       HOLDING      COMPONENTS      INC        TOTAL
                                            -------      ------      -----       -------      ----------     -----       -----
   1   CASH-BEGINNING OF MONTH                41,529    (55,996)  17,746,282          232            134     1,000     17,733,181

     RECEIPTS FROM OPERATIONS
   2   CASH SALES                            274,302         --                                                           274,302
     COLLECTION OF ACCOUNTS RECEIVABLE
   3   PRE PETITION                        1,120,290    367,383                                                         1,487,673
   4   POST PETITION                      15,181,617  6,014,122                                                        21,195,739

   5   TOTAL OPERATING RECEIPTS           16,576,209  6,381,505           --           --             --        --     22,957,714

     NON OPERATING RECEIPTS
   6   LOANS & ADVANCES                                      --                                                                --
   7   SALE OF ASSETS                            286         --                                                               286
   8   OTHER                                      --         --           --           --          2,700        --          2,700
                SALE EXPENSE REIMBURSEMENT
                ADP ADVANCE
                MISC.                                                                              2,700
                INTEREST INCOME

   9   TOTAL NON OPERATING RECEIPTS              286         --           --           --          2,700        --          2,986

  10   TOTAL RECEIPTS                     16,576,495  6,381,505           --           --          2,700        --     22,960,700

  11   CASH AVAILABLE                     16,618,024  6,325,509   17,746,282          232          2,834     1,000     40,693,881

     OPERATING DISBURSEMENTS
  12   NET PAYROLL                         2,105,173  1,038,694      250,403                                            3,394,270
  13   PAYROLL TAXES PAID                                    --    1,538,108          221            221                1,538,550
  14   SALES, USE & OTHER TAXES PAID             235      1,675                        50                                   1,960
  15   SECURED/RENTAL/LEASES                 327,171     99,127       97,670          500            500                  524,968
  16   UTILITIES                             119,696    124,447      344,565           38             38                  588,784
  17   INSURANCE                               5,770      1,447    1,241,403                                            1,248,620
  18   INVENTORY PURCHASES                 3,246,839  2,943,026                                                         6,189,865
  19   VEHICLE EXPENSE                        55,871     32,906                                                            88,777
  20   TRAVEL                                 17,371     11,694          512                                               29,577
  21   ENTERTAINMENT                           7,156      1,384                                                             8,540
  22   REPAIRS & MAINTENANCE                   9,451     32,333          470                                               42,254
  23   SUPPLIES                               10,799     58,576                                                            69,375
  24   ADVERTISING                                           --           --                                                   --
  25   OTHER                                 394,411    226,566      214,929          179            259        --        836,344
                FREIGHT                      357,913    143,548                                                           501,461
                CONTRACT LABOR                 1,602      7,601       63,360                                               72,563
                401 K PAYMENTS                               --      151,450                                              151,450
                PAYROLL TAX ADVANCE ADP                                                                                        --
                WAGE GARNISHMENTS                                                                                              --
                MISC.                         34,896     75,417          119          179            259                  110,870

  26   TOTAL OPERATING DISBURSEMENTS       6,299,943  4,571,875    3,688,060          988          1,018        --     14,561,884

     REORGANIZATION DISBURSEMENTS
  27   PROFESSIONAL FEES                                     --                                                                --
  28   US TRUSTEE FEES                                       --                                                                --
  29   OTHER                              10,316,598  1,848,876  (12,155,474)      (5,766)        (4,234)       --             --
                LOAN PAYMENTS                                --                                                                --
                INTERCOMPANY TRANSFERS    10,316,598  1,848,876  (12,155,474)      (5,766)        (4,234)                      --
                                                                                                                               --
                                                             --

  30   TOTAL REORGANIZATION EXPENSE       10,316,598  1,848,876  (12,155,474)      (5,766)        (4,234)       --             --

  31   TOTAL DISBURSEMENTS                16,616,541  6,420,751   (8,467,414)      (4,778)        (3,216)       --     14,561,884

  32   NET CASH FLOW                         (40,046)   (39,246)   8,467,414        4,778          5,916        --      8,398,816
                                          ----------  ---------  -----------       ------         ------     -----     ----------

  33   CASH-END OF MONTH                       1,483    (95,242)  26,213,696        5,010          6,050     1,000     26,131,997
                                          ==========  =========  ===========       ======         ======     =====     ==========

CASE NAME:   KEVCO DISTRIBUTION, LP                            ACCRUAL BASIS - 4

CASE NUMBER: 401-40789-BJH-11



                                                SCHEDULED                  MONTH                   MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT                    FEB-01                  MAR-01           MONTH
-------------------------                       ---------                  ------                  ------           -----
1.   0 - 30                                                              14,608,699              4,662,400
2.   31 - 60                                                                927,787              2,418,683
3.   61 - 90                                                                                       389,350
4.   91 +
5.   Total Accounts Receivable                   17,545,859              15,536,486              7,470,433
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                   17,545,859              15,536,486              7,470,433


AGING OF POST PETITION                                     MONTH:   MARCH-01
TAXES AND PAYABLES                                               ---------------


                                      0 - 30             31 - 60            61 - 90              91 +
TAXES PAYABLE                          DAYS                DAYS               DAYS                DAYS              TOTAL
-------------                         ------             -------            -------              -----              -----
1.   Federal
2.   State
3.   Local
4.   Other (See Below)                  67,407             693,679                                                  761,086
5.   Total Taxes Payable                67,407             693,679                                                  761,086
6.   Accounts Payable                3,073,468                                                                    3,073,468

                                                            MONTH:    MARCH-01
                                                                  --------------
STATUS OF POST PETITION TAXES


                                              BEGINNING TAX         AMOUNT WITHHELD                             ENDING TAX
FEDERAL                                        LIABILITY            AND/OR ACCRUED          (AMOUNT PAID)       LIABILITY
-------                                       -------------         --------------          -------------       ---------
1.   Withholding **                                                     399,266               (399,266)
2.   FICA - Employee **                                                 217,223               (217,223)
3.   FICA - Employer **                                                 217,223               (217,223)
4.   Unemployment                                                         6,834                 (6,834)
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                840,546               (840,546)

STATE AND LOCAL

8.   Withholding                                                         97,835                (97,835)
9.   Sales (FOOTNOTE)                             8,627                   3,466                                    12,093
10.  Excise
11.  Unemployment                                                        14,598                (14,598)
12.  Real Property (FOOTNOTE)                   685,052                  63,940                                   748,992
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                      693,679                 179,840               (112,433)           761,086
16.  Total Taxes                                693,679               1,020,386               (952,979)           761,086

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 5

CASE NUMBER:   401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:    MARCH-01
                                                              ------------------


BANK RECONCILIATIONS                               Account # 1        Account # 2
--------------------                               -----------        -----------
A.   BANK:
B.   ACCOUNT NUMBER:                                                                  Other Accounts
C.   PURPOSE (TYPE):                                                                   (Attach List)           TOTAL
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books
6.   Number of Last Check Written

INVESTMENT ACCOUNTS


                                                DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT   PURCHASE PRICE      CURRENT VALUE
---------------------------                     --------       ----------   --------------      -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments

CASH

12.  Currency On Hand                                                                               1,483
13.  Total Cash - End of Month                                                                      1,483

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 6

CASE NUMBER:    401-40789-BJH-11                        MONTH:     MARCH-01
                                                              ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF                     AMOUNT         TOTAL PAID
              NAME                     PAYMENT                      PAID           TO DATE
              ----                     -------                     ------         ----------
1.    Martin, Steve                  Payroll                       14,884          29,769
2.    Martin, Steve                  Exp. Reimb.                      708             708
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                   15,592          30,477

                                 PROFESSIONALS

                                   DATE OF
                                 COURT ORDER                                              TOTAL
                                 AUTHORIZING       AMOUNT        AMOUNT   TOTAL PAID    INCURRED
                NAME               PAYMENT        APPROVED        PAID     TO DATE      & UNPAID *
                ----             -------------    --------        ----    ----------    ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals

    * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                           SCHEDULED       AMOUNTS     TOTAL
                                                            MONTHLY         PAID      UNPAID
                                                           PAYMENTS        DURING      POST
                       NAME OF CREDITOR                       DUE           MONTH    PETITION
                       ----------------                    ---------       -------   --------
1.    Bank of America (FOOTNOTE)                                                    63,113,388
2.    Leases Payable (FOOTNOTE)                                            Not Available
3.
4.
5.    (Attach List)
6.    TOTAL                                                                         63,113,388



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                            ACCRUAL BASIS - 7

CASE NUMBER: 401-40789-BJH-11
                                                           MONTH:   MARCH-01
                                                                 --------------
QUESTIONNAIRE



                                                                                                     YES      NO
                                                                                                     ---      --
1.       Have any Assets been sold or transferred outside the normal course of business
         this reporting period?                                                                                X
2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                                   X
3.       Are any Post Petition Receivables (accounts, notes, or loans) due from related
         parties?                                                                                     X
4.       Have any payments been made on Pre Petition Liabilities this reporting period?                        X
5.       Have any Post Petition Loans been received by the debtor from any party?                              X
6.       Are any Post Petition Payroll Taxes past due?                                                         X
7.       Are any Post Petition State or Federal Income Taxes past due?                                         X
8.       Are any Post Petition Real Estate Taxes past due?                                                     X
9.       Are any other Post Petition Taxes past due?                                                           X
10.      Are any amounts owed to Post Petition creditors delinquent?                                           X
11.      Have any Pre Petition Taxes been paid during the reporting period?                                    X
12.      Are any wage payments past due?                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


(SEE FOOTNOTE)

INSURANCE



                                                                                                     YES      NO
                                                                                                     ---      --
1.       Are Worker's Compensation, General Liability and other necessary insurance
         coverages in effect?                                                                         X
2.       Are all premium payments paid current?                                                       X
3.       Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS


    TYPE OF POLICY                   CARRIER                   PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
    --------------                   -------                   --------------            --------------------------
Property                          Lexington, Allianz                5/29/00-5/29/01           Annual           $286,600

Group Health                      Blue Cross/Blue Shield             Self Insured             Annual         $1,504,861

Auto                              Liberty Mutual                     9/1/00-9/1/01            Annual           $250,245

General Liability                 Liberty Mutual                     9/1/00-9/1/01            Annual           $313,520

Umbrella                          National Union                     6/1/00-9/1/01            Annual           $103,349

Workers Compensation              Liberty Mutual                     9/1/00-9/1/01            Annual           $944,320

Marine Cargo                      Firemans Fund                      9/1/00-9/1/01            Annual             $6,000

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

 CASE NAME:        KEVCO DISTRIBUTION, LP

 CASE NUMBER:      401-40789-BJH-11

                                                        MONTH:  MARCH 31, 2001
                                                              -----------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS


ACCRUAL
BASIS
FORM           LINE
NUMBER         NUMBER                            FOOTNOTE/EXPLANATION
------         ------                            --------------------
1               1           Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
3               1           Existing Forms and Records; (2) Authorizing Maintenance of Existing Corporate
                            Bank Accounts and Cash Management System; and (3) Extending Time to Comply
                            with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                            1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                            Accordingly, all cash receipts and disbursements flow through Kevco
                            Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3. Debtor does maintain several small petty cash accounts for use by its operating divisions. These petty cash accounts are included in the cash supplement schedule.

1               14C         Debtor has capitalized certain long-term property leases in accordance with
1               22B         Generally Accepted Accounting Principles.  The asset "Capitalized Lease" was inadvertently omitted from Debtor's Schedules. The liabilities were not included in Debtor's Schedules although the leases were included in Schedule G.

1               15A         Intercompany receivables/payables are from/to co-debtors Kevco Management Co.
1               27A         (Case No. 401-40788-BJH-11), Kevco Manufacturing, LP (Case No.
7               3           401-40784-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                            Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                            401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and
                            Kevco, Inc. (Case No. 401-40783-BJH-11).

1               22A         The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's
                            Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                            Liabilities."


ACCRUAL
BASIS
FORM            LINE
NUMBER          NUMBER                               FOOTNOTE/EXPLANATION
------          ------                               --------------------
1               24          Pursuant to an Asset Purchase Agreement approved by the Court on February 23,
6               1           2001 and effective as of the same date among Kevco, Inc., Kevco Manufacturing,
                            LP, Wingate Management Co. II, LP and Adorn, LLC, certain assets and liabilities of Design Components, a division of Kevco Manufacturing, were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco
                            Manufacturing's unsecured pre-petition liabilities. $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt. The secured debt owed to
                            Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,15A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. Kevco, Inc.'s report reflects the transaction detail.

1               25          Pursuant to Order dated February 12, 2001 and Supplemental Order dated March
                            14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1               32          The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (see Footnote 1,24). The secured debt owed to
                            Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,15A); therefore it is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. See Kevco, Inc.'s Monthly Operating Report for details of the transaction.

4               9           Sales tax owing is an accrual only and not yet due. Some of the property taxes
4               12          payable may be pre-petition. Once they are identified, the monthly operating report will be adjusted.

6               2           The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The
                            Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.